UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2016

Nexeo Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36477	46-5188282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281) 297-0700
(Registrant’s telephone number, including area code)

WL Ross Holding Corp.
1166 Avenue of the Americas
New York, New York 10036
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

On June 9, 2016, WL Ross Holding Corp. (now known as Nexeo Solutions, Inc., the “Company”) issued a press release announcing the completion of its business combination with Nexeo Solutions Holdings, LLC.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

In connection with the completion of the business combination, the Company’s stockholders approved an amendment to the Company’s certificate of incorporation to allow it to continue as a corporate entity with perpetual existence.  As such, the special meeting of stockholders called for the purpose of extending the expiration of the Company’s existence, which was initially convened on June 8, 2016 and adjourned to June 10, 2016, has been cancelled.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit	Description
99.1	Press Release dated June 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2016	Nexeo Solutions, Inc.

	By:	/s/ Michael B. Farnell, Jr.
	Name:	Michael B. Farnell, Jr.
	Title:	Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 9, 2016.